EXHIBIT 10.23

Paul Andrew Marshall

302 Enzo Drive

San Jose, CA 95138

April 29, 2008

The Compensation Committee of the Board of Directors

Sunrise Telecom Incorporated

302 Enzo Drive

San Jose, California 95138

RE:	Sunrise Telecom Incorporated 2000 Stock Plan
Option Grant Number D365 dated 1/10/2001 covering 80,000 shares
Option Grant Number D1067 dated 6/6/2002 covering 24,000 shares

Dear Members of the Committee:

I hereby tender to Sunrise Telecom Incorporated for cancellation the above-described options which options shall be of no further force and effect as of this date.

Attached herewith are the original option agreements for cancellation.

Very truly yours,

/s/ Paul A. Marshall
Paul A. Marshall

SUNRISE TELECOM INCORPORATED

2000 STOCK PLAN

NONSTATUTORY STOCK OPTION AGREEMENT

Sunrise Telecom Incorporated, a Delaware corporation (the “Company”), hereby grants an Option to purchase shares of its common stock (the “Shares”) to the Optionee named below. The terms and conditions of the Option are set forth in this cover sheet, in the attachment and in the Company’s 2000 Stock Plan (the “Plan”).

Option Grant Number: D365

Date of Option Grant: 1/10/01

Name of Optionee: PAUL MARSHALL

Optionee’s Social Security Number: ###-##-####

Number of Shares Covered by Option: 80000

Exercise Price per Share: $4.94

Vesting Start Date: 1/10/01

Vesting Schedule: SEE ATTACHED NOTICE OF GRANT OF STOCK OPTIONS AND OPTION AGREEMENT.

Subject to all the terms of the attached Agreement, your right to purchase Shares under this Option vests as to (one-fourth (1/4)) of the total number of Shares covered by this Option, as shown above, on the one-year anniversary of the Vesting Start Date. Thereafter, the number of Shares which you may purchase under this Option shall vest at the rate of (one-forty-eighth (1/48) per month on the 1st day of each of the (thirty-six (36) months) following the month of the one-year anniversary of the Vesting Start Date. The resulting aggregate number of vested Shares will be rounded to the nearest whole number. No additional Shares will vest after your Service has terminated for any reason.

By signing this cover sheet, you agree to all of the terms and conditions described in the attached Agreement and in the Plan, a copy of which is also enclosed

Optionee:	/s/ Paul Marshall
(Signature)

Company:	/s/ Paul Chang
PRESIDENT AND CEO

SUNRISE TELECOM INCORPORATED

2000 STOCK PLAN

NONSTATUTORY STOCK OPTION AGREEMENT

Sunrise Telecom Incorporated, a Delaware corporation (the “Company”), hereby grants an Option to purchase shares of its common stock (the “Shares”) to the Optionee named below. The terms and conditions of the Option are set forth in this cover sheet, in the attachment and in the Company’s 2000 Stock Plan (the “Plan”).

Option Grant Number: D1067

Date of Option Grant: 6/6/02

Name of Optionee: PAUL MARSHALL

Optionee’s Social Security Number: ###-##-####

Number of Shares Covered by Option: 24000

Exercise Price per Share: $1.76

Vesting Start Date: 6/6/02

Vesting Schedule: SEE ATTACHED NOTICE OF GRANT OF STOCK OPTIONS AND OPTION AGREEMENT.

Subject to all the terms of the attached Agreement, your right to purchase Shares under this Option vests as to (one-fourth (1/4)) of the total number of Shares covered by this Option, as shown above, on the one-year anniversary of the Vesting Start Date. Thereafter, the number of Shares which you may purchase under this Option shall vest at the rate of (one-forty-eighth (1/48) per month on the 1st day of each of the (thirty-six (36) months) following the month of the one-year anniversary of the Vesting Start Date. The resulting aggregate number of vested Shares will be rounded to the nearest whole number. No additional Shares will vest after your Service has terminated for any reason.

By signing this cover sheet, you agree to all of the terms and conditions described in the attached Agreement and in the Plan, a copy of which is also enclosed.

Optionee:	/s/ Paul Marshall
(Signature)

Company:	/s/ Paul Chang
PRESIDENT AND CEO